UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  October 16, 2009

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	FPL GROUP, INC. 700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000	59-2449419

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

On October 20, 2009, FPL Group, Inc. filed a Current Report on Form 8-K dated October 16, 2009 (the Original Form 8-K) to report the appointment of William H. Swanson to its board of directors pursuant to Item 5.02(d) of Form 8-K.  The sole purpose of this Amendment No. 1 to Current Report on Form 8-K is to amend Item 5.02(d) of the Original Form 8-K to reflect the appointment of Mr. Swanson to a committee of the board of directors of FPL Group, Inc.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)	On December 11, 2009, the board of directors of FPL Group, Inc. (Board) appointed William H. Swanson to the Audit Committee of the Board, effective January 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPL GROUP, INC.

(Registrant)

Date:  December 14, 2009

CHARLES E. SIEVING
Charles E. Sieving
Executive Vice President & General Counsel of FPL Group, Inc.